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                                                                    Exhibit 10.7
                                                                    ------------

                AMENDMENT EXTENDING INDEPENDENT AGENT CONTRACT

     This is an amendment ("Amendment") extending the Independent Agent Contract ("Independent Agent Contract") effective June 25, 1997 between UNITED AMERICAN INSURANCE COMPANY ("United") or ("Company"), and W&R INSURANCE AGENCY, INC. ("Independent Agent"), as follows:

     1. The termination paragraph of the Independent Agent Contract is amended to read as follows:

     A. This Contract is effective from its Effective Date and, unless further extended by the parties, will terminate December 31, 1998.

     2.  In all other respects, the Independent Agent Contract is unchanged.
The parties ratify and confirm the Independent Agent Contract as amended by this Amendment.

     Executed this the ______ day of _______________, 1998.


                                UNITED AMERICAN INSURANCE COMPANY


                                By:___________________________

                                Name:_________________________

                                Title:________________________


                                W&R INSURANCE AGENCY, INC.


                                By:___________________________

                                Name:_________________________

                                Title:________________________